REPORT
OF
INDEPEND
ENT
REGISTER
ED PUBLIC
ACCOUNTI
NG FIRM

To the
Shareholder
s and Board
of Trustees
of
The Altegris
Mutual
Funds:

In planning
and
performing
our audit of
the financial
statements
of Altegris
Multi-
Strategy
Alternative
Fund and
Altegris/AAC
A
Opportunisti
c Real
Estate Fund
(the
"Funds") as
of and for
the year
ended
December
31, 2017, in
accordance
with the
standards of
the Public
Company
Accounting
Oversight
Board
(United
States)
(PCAOB),
we
considered
the Funds'
internal
control over
financial
reporting,
including
controls over
safeguardin
g securities,
as a basis
for designing
our auditing
procedures
for the
purpose of
expressing
our opinion
on the
consolidated
financial
statements
and to
comply with
the
requirement
s of Form N-
SAR, but not
for the
purpose of
expressing
an opinion
on the
effectivenes
s of the
Funds'
internal
control over
financial
reporting.
Accordingly,
we express
no such
opinion.
The
managemen
t of the
Funds are
responsible
for
establishing
and
maintaining
effective
internal
control over
financial
reporting. In
fulfilling this
responsibilit
y, estimates
and
judgments
by
managemen
t are
required to
assess the
expected
benefits and
related costs
of controls.
A fund's
internal
control over
financial
reporting is
a process
designed to
provide
reasonable
assurance
regarding
the reliability
of financial
reporting
and the
preparation
of
consolidated
financial
statements
for external
purposes in
accordance
with
generally
accepted
accounting
principles. A
fund's
internal
control over
financial
reporting
includes
those
policies and
procedures
that (1)
pertain to
the
maintenance
of records
that, in
reasonable
detail,
accurately
and fairly
reflect the
transactions
and
dispositions
of the assets
of the funds;
(2) provide
reasonable
assurance
that
transactions
are recorded
as
necessary to
permit
preparation
of
consolidated
financial
statements
in
accordance
with
generally
accepted
accounting
principles,
and that
receipts and
expenditures
of the funds
are being
made only in
accordance
with
authorization
s of
managemen
t and
Trustees of
the funds;
and (3)
provide
reasonable
assurance
regarding
prevention
or timely
detection of
unauthorize
d
acquisition,
use, or
disposition
of a funds'
assets that
could have a
material
effect on the
consolidated
financial
statements.
Because of
its inherent
limitations,
internal
control over
financial
reporting
may not
prevent or
detect
misstatemen
ts. Also,
projections
of any
evaluation of
effectivenes
s to future
periods are
subject to
the risk that
controls may
become
inadequate
because of
changes in
conditions or
that the
degree of
compliance
with the
policies or
procedures
may
deteriorate.
A deficiency
in internal
control over
financial
reporting
exists when
the design
or operation
of a control
does not
allow
managemen
t or
employees,
in the
normal
course of
performing
their
assigned
functions, to
prevent or
detect
misstatemen
ts on a
timely basis.
A material
weakness is
a deficiency,
or a
combination
of
deficiencies,
in internal
control over
financial
reporting,
such that
there is a
reasonable
possibility
that a
material
misstatemen
t of the
funds'
annual or
interim
consolidated
financial
statements
will not be
prevented or
detected on
a timely
basis.
Our
consideratio
n of the
Fund's
internal
control over
financial
reporting
was for the
limited
purpose
described in
the first
paragraph
and would
not
necessarily
disclose all
deficiencies
in internal
control that
might be
material
weaknesses
under
standards
established
by the
PCAOB.
However,
we noted no
deficiencies
in the Fund's
internal
control over
financial
reporting
and its
operation,
including
controls for
safeguardin
g securities,
that we
consider to
be a
material
weakness,
as defined
above, as of
December
31, 2017.
This report
is intended
solely for the
information
and use of
managemen
t and the
Board of
Trustees of
the Funds
and the
Securities
and
Exchange
Commission
and is not
intended to
be and
should not
be used by
anyone
other than
these
specified
parties.

Costa Mesa,
California
February 28,
2018